UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2025

SILVER STAR PROPERTIES REIT, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-41786	26-3455189
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

601 Sawyer, Suite 600
Houston, Texas 77007
(Address of principal executive offices, including zip code)

(713) 467-2222

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 427 under the Securities Act (17 CFR 230.427)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 7.01. Regulation FD Disclosure.

On May 16, 2025, Silver Star Properties REIT, Inc. (the “Company”) issued a press release to providing an update on the Company's successful efforts and momentum towards self-storage expansion. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 in Item 9.01, are “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings. The furnishing of the remarks is not intended to constitute a representation that such furnishing is required by Regulation FD or that the remarks include material investor information that is not otherwise publicly available. In addition, the Company does not assume any obligation to update such information in the future.

Cautionary Note Regarding Forward-Looking Statements

This message contains or may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding expectations, beliefs, business plans, changes to the Executive Committee of the Board of Directors, succession, governance and other statements that are not historical in nature. These statements are made on the basis of the Company’s views and assumptions regarding future events and business performance and plans as of the time the statements are made. The Company does not undertake any obligation to update these statements unless required by applicable laws or regulations and you should not place undue reliance on forward-looking statements.

Actual results may differ materially from those expressed or implied. Such differences may result from actions taken by the Company, including restructuring or strategic initiatives (including capital investments, asset acquisitions or dispositions, new or expanded business lines or cessation of certain operations), our execution of our business plans, our ability to quickly execute on cost rationalization while preserving revenue, the discovery of additional information or other business decisions, as well as from developments beyond the Company’s control, including: the occurrence of subsequent events; deterioration in economic conditions; deterioration in or pressures from competitive conditions, including offerings, pricing model and price increases; health concerns and their impact on our businesses; international, political or military developments; regulatory and legal developments; technological developments; labor markets and activities, including work stoppages; adverse weather conditions or natural disasters. Such developments may, among other things, affect (or further affect, as applicable) our operations, business plans or profitability; demand for our products and services; the performance of the Company’s operations; taxation; and performance of some or all Company businesses either directly or indirectly.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company has filed a Preliminary Proxy Statement with the SEC on May 16, 2025 in connection with the court ordered 2025 Annual Meeting and intends to solicit votes for the Pivot Strategy adopted by the Executive Committee and such other matters as the Executive Committee, at the discretion of its Chairman, determines to consider. The Proxy Statement will contain important information about Silver Star, the court ordered annual meeting and the opportunity to vote whether to execute and pivot the Company into the self-storage real estate class. Shareholders are urged to read the Proxy Statement carefully when it is available.

Shareholders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Silver Star at the SEC’s website (www.sec.gov). In addition, shareholders will be able to obtain free copies of the Proxy Statement from Silver Star by following the instructions provided in the Proxy Statement.

Participants in the Solicitation

This report does not constitute a solicitation of a proxy from any stockholder with respect to the 2025 Annual Meeting. Silver Star and its directors and executive officers may be deemed to be participants in the solicitation of proxies with respect to the 2025 Annual Meeting. Information regarding Silver Star’s directors and executive officers is contained in the Proxy Statement to be filed with the SEC. As of May 16, 2025, Silver Star directors and executive officers beneficially owned approximately 6,178,848 shares, or 11.30%, of Silver Star common stock. Additional information regarding the interests of such participants will be included in the Proxy Statement that will be filed with the SEC and available free of charge as indicated above.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
99.1+	Press Release dated May 16, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
+ Furnished herewith.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SILVER STAR PROPERTIES REIT, INC.
(Registrant)

By: /s/ Alex Board
Name: Alex Board
Title: Deputy Chief Financial Officer and Principal Accounting Officer
Date:  May 16, 2025